SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                  SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934
       Date of Report (Date of earliest event reported): October 29, 2004

                        Commission File Number: 000-23575

                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

             California                                   77-0446957
    (State or other jurisdiction            (I.R.S. Employer Identification No.)
  of incorporation or organization)


                445 Pine Avenue, Goleta, California          93117
                (Address of principal executive offices)   (Zip code)

                                 (805) 692-5821
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2004, the Company issued a press release announcing financial results for the quarter ended September 30, 2004 and a $0.04 per share dividend. The dividend will be paid on November 22, 2004 to shareholders of record at the close of business November 8, 2004. A copy of the press release is attached as
Exhibit 99.1to this current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements. - not applicable
(b) Pro forma financial statements. - not applicable
(c) The following exhibit is being furnished herewith:

99.1 Press release dated October 28, 2004, entitled "Community West Bancshares Announces Earnings Increase of 9% for 2004 Third Quarter and 66% for 2004 Nine Months" "Dividend of $.04 Per Share Declared"


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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 29, 2004 COMMUNITY WEST BANCSHARES

         By: /s/  Charles G. Baltuskonis
             ---------------------------
           Charles G. Baltuskonis
           Executive Vice President and
           Chief Financial Officer


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